• Slide introduces the speaker • Add QA Slide for end of each speaker Exhibit 99.2 Investor & Analyst Day September 16, 2022

Cautionary Notes Forward Looking Statements: Certain statements in this presentation and accompanying videos may be considered forward-looking statements, including statements with respect to the Company’s outlook and expectations, including expectations for the planned release of the Company’s 84-qubit single chip quantum processor and 336-qubit next generation multi-chip machine and the timing thereof, as well as the anticipated launch of the Company’s 1,000+ qubit system, and 4,000+ qubit system, including these systems’ timing and potential performance; statements with respect to hybrid integration and co-processing, paired with cloud delivery, being the most practical approach to commercializing quantum computing; expectations relating to the Company’s technology roadmap, the timing thereof and its ability to Funlock quantum advantage and drive value creation; expectations with respect to the potential, opportunities, applications and impacts of quantum computing; expectations that quantum computing is today’s space race; expectations with respect to its partnership with Bluefors, including the development of necessary refrigerators to support the Company’s technology roadmap and the timing thereof; expectations with respect to leveraging fourth generation circuit architecture and introducing higher connectivity and tunable coupling, designed to ultimately deliver ﬁdelities exceeding 99%; the timing, capabilities and capacity of the Company’s fab-1 expansion; the Company’s ability to achieve the highest possible performance; expectations with respect to the Company’s partnerships; expectations with respect to the Company’s partnership with NVIDIA to evaluate the potential for narrow quantum advantage, including the potential to address climate challenges; expectations with respect to the anticipated release of Keysight’s True-Q error mitigation software integrated into Rigetti QCS; expectations with respect to the Company’s goal of delivering performance at scale with the mission of being the industry standard and the ability of its strategic investments in quantum hardware, software, and partnerships to enable progress toward Quantum Advantage; expectations with respect to building the world’s most powerful computers to help solve humanity’s most important and pressing problems; expectations with respect to quantum markets; expectations with respect to the competitive landscape and barriers to entry; statements with respect to being on the verge of transforming many diﬀerent industries for the better; expectations with respect to the Company’s strategy to reach quantum advantage and become the industry’s standard; expectations with respect to the anticipated stages of quantum technology maturation; expectations with respect to quantum computing industry trends; expectations with respect to ﬁnance as the most promising ﬁeld for quantum computing; the Company’s ability to be at the forefront of superconducting computing and to lead the charge; the Company’s ability to build the world's most powerful computers; expectations that quantum computer has the potential to be more powerful than the entire current global cloud; expectations with respect to the world's most powerful computers leveraging quantum processors as accelerators in a hybrid quantum-classical architecture like the Company’s; expectations with respect to transitioning from an expense proﬁle to an operating proﬁle; expectations with respect to potential use of the Company’s committed equity facility; expectations with respect to the Company’s supply chain; and expectations relating to growth of the business, including with respect to future potential government and commercial contracts, development activities and expansion of QCaaS, growing revenue through high value partnerships and use cases and expanding gross and operating margin as it approaches quantum advantage. Forward-looking statements generally relate to future events and can be identiﬁed by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “outlook,” “anticipate” or “continue,” or the negatives of these terms or Copyright Rigetti Computing 2022 2

Cautionary Notes variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to diﬀer materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rigetti and its management, are inherently uncertain. Factors that may cause actual results to diﬀer materially from current expectations include, but are not limited to: Rigetti’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the ability of Rigetti to complete ongoing negotiations with government contractors successfully and in a timely manner; the potential of quantum computing; the ability of Rigetti to obtain government contracts and the availability of government funding; the ability of Rigetti to expand its QCaaS business; the success of Rigetti’s partnerships and collaborations; Rigetti’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against Rigetti or others; the ability to meet stock exchange listing standards; the risk that the business combination disrupts current plans and operations of Rigetti; the ability to recognize the anticipated beneﬁts of its recent business combination with Supernova, which may be aﬀected by, among other things, competition, the ability of Rigetti to grow and manage growth proﬁtably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination with Supernova and operating as a public company; changes in applicable laws or regulations; the possibility that Rigetti may be adversely aﬀected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and proﬁtability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; the expected use of proceeds from the Company’s past and future ﬁnancings or other capital; the suﬃciency of Rigetti’s cash resources; unfavorable conditions in Rigetti’s industry, the global economy or global supply chain, including ﬁnancial and credit market ﬂuctuations and uncertainty, rising inﬂation, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conﬂict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form S-4, the Company’s Form 8-K ﬁled with the Securities and Exchange Commission (the “SEC”) on March 7, 2022, and in the Company’s Form 10-Q for the three months ended March 31, 2022, and other documents ﬁled by the Company from time to time with the SEC, including the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022. These ﬁlings identify and address other important risks and uncertainties that could cause actual events and results to diﬀer materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations. The statements and commentary of third parties included in this presentation and accompanying videos of certain of Rigetti’s partners and customers are strictly the views, opinions and expectations of such third parties and are not the responsibility of Rigetti. Copyright Rigetti Computing 2022 3

Cautionary Notes Non-GAAP Financial Measures – To supplement Rigetti’s ﬁnancial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP ﬁnancial measures in this presentation. In particular, the Company presents Adjusted EBITDA, which excludes from GAAP reported net loss certain items as detailed in the reconciliation table at the end of this presentation, and non-GAAP operating expenses, which excludes from GAAP reported operating expenses certain items as detailed in the reconciliation table at the end of this presentation. The Company believes that Adjusted EBITDA and non-GAAP operating expenses can provide useful measures for period-to-period comparisons of its business as they remove the impact of certain non-cash items and certain variable charges. Investors should note that reconciliations of certain forward-looking or projected non-GAAP ﬁnancial measures to their most comparable GAAP ﬁnancial measures cannot be provided because the Company cannot do so without unreasonable eﬀorts due to the unavailability of information needed to calculate reconciling items and due to the variability, complexity and limited visibility of comparable GAAP measures and the reconciling items that would be excluded from the non-GAAP ﬁnancial measures in the future. Speciﬁcally, reconciliation of the components of projected Adjusted EBITDA to its most comparable GAAP ﬁnancial measure is not provided because the quantiﬁcation of projected stock-based compensation and change in fair value of assumed forward contract obligations are outside the Company’s control and cannot be reasonably calculated or predicted at this time without unreasonable eﬀorts. Such unavailable information could be signiﬁcantly impact future ﬁnancial results and vary greatly between periods. The Company believes that each of these non-GAAP ﬁnancial measures provides useful supplementary information to, and facilitates additional analysis by, investors and analysts and that each of these non-GAAP ﬁnancial measures, when considered together with the Company’s ﬁnancial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare the Company’s results from period to period and to its forward-looking guidance and to identify operating trends in the Company’s business. The Company’s management also regularly uses these non-GAAP ﬁnancial measures internally to understand, manage and evaluate the Company’s business and to make operating decisions. Because these non-GAAP ﬁnancial measures are important internal measurements for the Company’s management, the Company also believes that these non-GAAP ﬁnancial measures are useful to investors and analysts since these measures allow for greater transparency with respect to key ﬁnancial metrics the Company uses in assessing its own operating performance and making operating decisions. These non-GAAP ﬁnancial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the Company’s consolidated ﬁnancial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles in the reconciliation tables that follow. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its non-GAAP ﬁnancial measures; and the Company may in the future cease to exclude items that it has historically excluded for purposes of its non-GAAP ﬁnancial measures. Likewise, the Company may determine to modify the nature of its adjustments to arrive at its non-GAAP ﬁnancial measures. Because of the non-standardized deﬁnitions of non-GAAP ﬁnancial measures, the non-GAAP ﬁnancial measures as used by the Company in this press release and the accompanying tables have limits in their usefulness to investors and may be calculated diﬀerently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. Use of Data - Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Rigetti has not independently veriﬁed the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. References in this presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party. Trademarks - This presentation contains trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners. Copyright Rigetti Computing 2022 4

• Slide introduces the speaker • Add QA Slide for end of each speaker Investor & Analyst Day September 16, 2022

Why Quantum Computing? We believe quantum computing holds the potential to … unlock exponential computing power at scale, magnitudes beyond today’s classical systems decouple computing power from energy consumption create opportunities for profound new knowledge and accomplishments for humanity drive a paradigm shift for governments, tech leaders, and research organizations Copyright Rigetti Computing 2022 6

Quantum Computing is Today’s Space Race ● Geopolitical implications: US, EU, UK, China & Australia dedicated $20+ billion from 2019-2021 to quantum* ● Technical challenges: Requires deep, interdisciplinary technical expertise and systems engineering ● Fundamental human endeavor ● Partnerships between industry and government are critical to success *FRANÇOIS CANDELON, MAXIME COURTAUX, GABRIEL NAHAS AND JEAN-FRANÇOIS BOBIER, “The U.S., China, and Europe are ramping up a quantum computing arms race. Here’s what they’ll need to do to win,” Fortune, September 2022

Rigetti’s Mission: Build the world’s most powerful computers to help solve humanity’s most important and pressing problems. 8

Rigetti Perspective: Quantum Holds the Potential to Unlock New Possibilities for example: Drug Eﬃcient Climate Risk Discovery Transportation Simulation Management Cures to currently Conduct more accurate Increase economic Reduce fuel consumption untreatable diseases by weather modeling to prosperity by optimizing by optimizing simulating molecular transportation routes improve forecasting and returns and risks for structures emergency response ﬁnancial portfolios decision-making Copyright Rigetti Computing 2022 9

Competitive Moat Nearly 10 years in the Making

We believe Rigetti's early bets have led to its position as an industry leader

- **2013** – Rigetti & Co, Inc. founded as the **first full-stack, universal pure-play quantum computing company**
- **2014** – Patented **hybrid quantum-classical** co-processor architecture
- **2015** – Established compute **facility** in Berkeley, CA
- **2016** – Rigetti's Fab-1 commissioned as first dedicated **quantum chip fabrication facility unlocking vertical integration**
- **2017** – Rigetti deploys **quantum computer over the cloud**
- **2018** – First hybrid cloud platform with **QCS launch**
- **2019** – **32-qubit system** launched on **Amazon Web Services**
- **2020**
- **2021** – **First scalable quantum chip** demonstrated based on Rigetti proprietary modular architecture
- **2022** – Commercial availability of **Aspen-M 80-qubit system**, the largest quantum computer on AWS

Copyright Rigetti Computing 2022

10

rigetti

Laser-focused on Quantum Advantage We believe Rigetti has developed the right strategy to reach advantage and ultimately be the standard in quantum. 11

Stages of Quantum Technology Maturation The Quantum Advantage Era Broad Quantum Advantage Solve currently intractable problems Narrow Quantum Advantage Solve practical problems in production workloads with improved accuracy, speed, or cost Emerging Quantum Advantage Explore use cases Build and benchmark prototype applications Copyright Rigetti Computing 2022 12

We View nQA and bQA as the Critical Inﬂection Points Broad Quantum Narrow Advantage Quantum Advantage R&D Quantum Machine Learning Quantum Simulation Optimization 1 Chart is not to scale and inﬂection points are based on the estimated revenue growth as a result of projected milestones in the Rigetti technology roadmap Copyright Rigetti Computing 2022 13 13 1 Potential Revenue

Quantum Advantage: Our Central Focus Quantum Focus: Quantum Machine Learning Advantage GTM Strategic Government and ﬁnance partners Business Model QCS Direct, Public clouds, and DoE Cloud Delivery System architecture An industry leader in speed Hybrid Processor architecture Unlocks performance at scale Multi-chip Strategy Fab-1 facility Pure-play & full-stack Modality Scalable, engineerable approach Superconducting Copyright Rigetti Computing 2022 14

Integrating Quantum into the Fabric of the Cloud 15

Integrating Quantum into the Fabric of the Cloud Power of the Cloud 16

Integrating Quantum into the Fabric of the Cloud Power of the Cloud Heterogenous 17

Integrating Quantum into the Fabric of the Cloud Power of the Cloud Heterogenous Customer-centric Workﬂow 18

19 Copyright Rigetti Computing 2022

Large untapped opportunity for quantum computers that meet requirements for practical workloads


$850B
$120B
$40B
Forecasted Quantum Computing Generated Operating Income[1,2]
Current Cloud HW Market[3]
Current HPC Market[4]

Requirements for practical workloads

Scale: 100s to 1000s of qubits	Next gen
Error Rates: < 0.5%	Next gen
Clock Speed: >1 MHz	✓
Fully Programmable & Universal (run general quantum algorithms)	✓
Manufacturable	✓
Co-processor (can be used alongside traditional computers)	✓
Delivered over the cloud	✓

1 Langione et al., "Where Will Quantum computers Create Value - and When?" Boston Consulting Group, May 2019. 2 Hazan et al., "The Next Tech Revolution: Quantum Computing," McKinsey & Company, March 2020. 3 "Gartner Says Four Trends Are Shaping the Future of Public Cloud," Press Release, Gartner, Inc., August 2, 2021. 4 "High-Performance computing (HPC) Market By Component (Solutions, Services), By Deployment (Cloud-based, On-premises), By Application (Healthcare, gaming, Retail, BFSI, Government, Manufacturing, Education, Transportation, Others) and By Region, Forecast to 2028." Emergen Research, April 2021.

rigetti

Copyright Rigetti Computing 2022

20

On Track to Deliver our 2023 Systems TM TM Ankaa Lyra Expected in Expected in Early 2023 Late 2023 84-qubit single chip processor: 336-qubit multi-chip processor fourth generation chip designed leveraging 84Q Ankaa single-chip for higher ﬁdelities and increased processor as tiling unit to qubit connectivity. accelerate our aims to deliver quantum advantage performance. 21

Rigetti Roadmap Aims to Reach Quantum Advantage[1]

c.2018-2021 | c.2022 | c.2023 | c.2024 | c.2025 | c.2026 | c.2027+

Applications

- Application Proofs of Concepts (c.2018-2021 – c.2022)
- Reference Applications & Libraries (c.2023 – c.2024)
- Quantum Software Applications (c.2025 – c.2027+)
- Develop & Demonstrate Advantage-Capable Subroutines (c.2023 – c.2027+)

Access & Production

- Public Cloud Access (c.2018-2021 – c.2022)
- Direct & Hybrid Cloud Integrations (c.2023 – c.2027+)
- Reservations (c.2018-2021 – c.2022)
- On Demand (c.2022 – c.2023)
- HPC Integrations (c.2024 – c.2027+)

Quantum Cloud Services (QCS™)

- Cloud JupyterLab IDE
- Simulator (QVM™)
- Pulse Control (Quil-T™)
- Hybrid Performance
- Multi-Region
- Multi-Language
- Dynamic Circuit Execution
- Hybrid Job Management
- Error Mitigation
- Logical Qubit Programming
- Algorithm specific calibration
- Error Correction Development and Tools

Quantum Processing Units

3rd Gen. Circuit Architecture

- Aspen 40Q
- Aspen-M 80Q

4th Gen. Circuit Architecture

- Ankaa 84Q
- Lyra 336Q
- 1000Q+
- 4000Q+
- Advanced Calibration SW
- High-density flex I/O
- KIDE Fridge
- Multi-Fridge
- Next-Gen Control System

Chip Fabrication (Fab-1)

- 3D signaling
- Multi-chip
- Square lattice, tunable couplers
- Fab-1 Expansion
- Inter-module tunable coupling
- Driving Yield Improvement
- Quantum Carrier & Advanced Assembly

1 This product roadmap reflects Rigetti's expectations and is subject to the inherent risks and uncertainties in providing such projections. Please refer to "Forward-looking Statements" at the beginning of this presentation for factors that may cause actual results to be materially different than expectations. This product roadmap is prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisfied. As a result, the events set forth above are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

Copyright Rigetti Computing 2022

rigetti

1 Partnerships Help Accelerate our Path Applications Rigetti Access & QCS™ Production Direct Quantum Cloud TM Services (QCS ) Quantum Processing Units Chip Fabrication (Fab-1) 1 Prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisﬁed. As a result, these Copyright Rigetti Computing 2022 23 projections are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

1 Partnerships Help Accelerate our Path Collaborating with NVIDIA on hybrid GPU-QPU workﬂow for Applications weather modeling Access & Rigetti Production QCS™ Quantum Cloud TM Services (QCS ) Quantum Processing Units Chip Fabrication (Fab-1) 1 Prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisﬁed. As a result, these Copyright Rigetti Computing 2022 24 projections are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

1 Partnerships Help Accelerate our Path Applications Rigetti QCS™, which includes our current 40-qubit Aspen-11 and 80-qubit Aspen-M-2 Access & processors, is now available to all Microsoft Production Azure Quantum users in Public Preview Quantum Cloud TM Services (QCS ) Quantum Processing Units Chip Fabrication (Fab-1) 1 Prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisﬁed. As a result, these Copyright Rigetti Computing 2022 25 projections are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

1 Partnerships Help Accelerate our Path Applications Access & Rigetti Production QCS™ Rigetti and Keysight partnering to make Quantum Cloud TrueQ error mitigation software available in TM Services (QCS ) TM QCS Quantum Processing Units Chip Fabrication (Fab-1) 1 Prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisﬁed. As a result, these Copyright Rigetti Computing 2022 26 projections are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

1 Partnerships Help Accelerate our Path Applications Access & Rigetti Production QCS™ Quantum Cloud TM Services (QCS ) Bluefors will deliver new modular dilution fridges to support our planned Quantum 336Q, 1,000Q+, and 4,000Q+ quantum Processing Units processing units Chip Fabrication (Fab-1) 1 Prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisﬁed. As a result, these Copyright Rigetti Computing 2022 27 projections are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

1 Partnerships Help Accelerate our Path Applications Access & Rigetti Production QCS™ Quantum Cloud TM Services (QCS ) Quantum Processing Units Chip Fabrication (Fab-1) 1 Prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisﬁed. As a result, these projections are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all. Copyright Rigetti Computing 2022 28

“We choose to go to the moon in this decade and do the other things, not because they are easy, but because they are hard, because that goal will serve to organize and measure the best of our energies and skills, because that challenge is one that we are willing to accept, one we are unwilling to postpone, and one which we intend to win…” President John F. Kennedy, Rice University, 1962 Image Credit: NASA

Today's Agenda

Presentation Title	Speaker	Approximate Time
Strategic Overview	Chad Rigetti, CEO	8:30am
Go to Market & Strategic Partnerships	**Greg Peters, CRO** • Despina Milathanaki, Sr. Dir. DOE • Marco Paini, Dir. Tech Partnerships	9:00am
Product Roadmap	Eric Ostby, VP Product	9:30am
Quantum Cloud Services Platform	David Rivas, SVP Quantum Cloud Services	9:45am
Rigetti Quantum Processing Units	**Mike Harburn, CTO** • Andrew Bestwick, VP Quantum Device Architecture • Alysson Gold, Sr. Mgr., Quantum Engineering	10:15am
Financials	Brian Sereda, CFO	10:45am
Tour of Fab-1	• Andrew Bestwick, VP Quantum Device Architecture • Yuvraj Mohan, Sr. Quantum Engineer • Mark Field, Principal Engineer	After Lunch

Copyright Rigetti Computing 2022
30
rigetti

2. Go to Market & Strategic Partnerships

Focused Go-To-Market Strategy Rigetti is building strategic partnerships in the public and private sectors to prove out use cases, advance its technology, and strengthen its growth foundation.

Rigetti Perspective: User Path to Quantum Advantage Rigetti Focus Proof of Not yet Learning Advanced Operational Improved Concept Engaged Prototyping Quantum End-User KPIs Advantage Government: We believe quantum Commercial: We believe quantum advantage can drive mission advantage can create economic success. opportunity. Copyright Rigetti Computing 2022 33

Engaging Top-Tier Organizations Our engagements are aligned with our roadmap and the goals of the customer Government Commercial Example characteristics of government contracts: Example characteristics of commercial contracts: Duration: 18 months to 60 months per program Duration: 12 months to 18 months per stage Engagement Model: 70% Consulting, 30% QCaaS Engagement Model: 70% Consulting, 30% QCaaS Funding: Long ﬂow-down time follows bill passage Funding: Requires executive sponsorship Outcomes: Advancing basic research; use case Outcomes: Use case Proof-of-Concepts and initial proof of concepts; shaping the future of the prototyping; work with market makers & early quantum ecosystem adopters Copyright Rigetti Computing 2022 34

Quantum Computing Industry Trends We believe that while the majority of We believe that a larger percentage of the spend for quantum computing is customer spend will become QCaaS in government-funded research as the industry approaches Quantum today, it will begin to transition to Advantage. commercial revenue as the industry approaches Quantum Advantage. Copyright Rigetti Computing 2022 35 35

Top-Tier Government Partners We work with renowned public organizations in pursuit of advancing quantum technologies and solving real-world problems.

Trusted Partner in the DoE Ecosystem Mutual value creation opportunities for our DoE partners and Rigetti Educating the Future Quantum Workforce Applications Access & Production Rigetti’s Quantum Quantum Cloud Rigetti TM QCS™ Services (QCS ) Stack Direct Quantum Computing Summer School Quantum Processing Units Chip Fabrication Internships (Fab-1) Copyright Rigetti Computing 2022 37

Lead Industry Partner in a US National Quantum R&D Center Our Goals: Advance the state-of-the-art in superconducting quantum technology Title: Fermilab campus ● Extend qubit coherence through a deep understanding of critical (Credit: Fermilab) materials science problems 23 Institutional Partners Accelerate discovery in high-energy physics ● Quantum advantage in select high-energy physics problems through QPU co-design Deploy new quantum computing testbeds ● Next-generation quantum computing testbeds by 2025 Train the quantum workforce of the future ● Train and engage through fellowships, summer internships, national career fairs Copyright Rigetti Computing 2022 38

Early QCaaS Partner of the Oak Ridge Leadership Computing Facility Providing Quantum Cloud Services to the Quantum Computing User Program (QCUP) ● Partnering with ORNL’s leading computing experts to deploy quantum computing capabilities ● Supporting a growing quantum computing community: academia, other national labs, industry Title: Aerial view of ORNL’s main campus Enabling the acceleration of scientiﬁc applications ● Supporting diverse scientiﬁc applications as a trusted QCUP QCaaS provider ● ORNL demonstrated the ﬁrst chemically accurate 1 simulation on a Rigetti quantum computer Title: The Frontier supercomputer at the OLCF 1) McCaskey, A.J., Parks, Z.P., Jakowski, J. et al. Quantum chemistry as a benchmark for near-term quantum computers. npj Quantum Inf 5, 99 (2019). Image Credits: https://www.ﬂickr.com/photos/oakridgelab/9720496898/in/album-72157618833000582 https://www.ﬂickr.com/photos/oakridgelab/52280905284/ Copyright Rigetti Computing 2022 39 39

Rigetti Perspective Quantum Machine Learning for ﬁnance is poised to be an early domain of quantum advantage.

Quantum Computing for Finance We believe quantum computing can address many use cases 1 Finance industry opportunity Customer Experience ● Many hard computational problems Credit Scoring Operations ● Potential signiﬁcant economic beneﬁts from Analysis incremental improvements Multi-stage Customer Arbitrage Asset ● Potential rapid value capture from quick Segmentation Pricing integration Trading Fraud Strategy ● Potential ﬁrst mover advantage Detection Customer Sentiment Risk Analysis Collateral Allocation Rigetti opportunity Market forecasting Portfolio 1 Market ● Potentially large market opportunity Management Making ● Interest in quantum computing and resourcing are increasing 1 Langione et al., Where Will Quantum computers Create Value - and When? Boston Consulting Group, May 2019; “What Happens When ‘If’ Turns to ‘When’ in Quantum Computing, Boston Consulting Group, July 2021. Copyright Rigetti Computing 2022 41 41

Pursuing Value Creation for the Finance Industry Taking a diﬀerentiated approach People ● Internal ﬁnancial markets expertise enables deep understanding of customer needs Software ● Track record with ﬁnancial clients Libraries Core Technology ● Colocation accelerates hybrid algorithms ● Leveraging of multi-chip scalability ● Full stack optimization of applications Customer Software Libraries ● Algorithms that scale eﬃciently to real-world size Core applications People Technology ● Applicable to multiple use cases (e.g. classiﬁcation, regression, unsupervised learning, PDEs) Copyright Rigetti Computing 2022 42

Real-world application partnerships using Quantum Machine Learning (QML) The Standard Chartered and Rigetti partnership has generated enhancements across the Rigetti stack, while providing Standard Chartered with a deeper understanding of QML capabilities and of the value of their datasets. Run on Modiﬁcations Real-world Rigetti QCS across full stack data • Access Rigetti QPU via the cloud • Adapt hybrid algorithms • Standard Chartered provides data sets • Measure real-world performance • Scalable error mitigation and • Investigate data set of quantum algorithms and QML model hardware characteristics which lead to • Changes at lower levels in the quantum advantage • Analyze application’s strengths stack • Leverage quantum features and weaknesses Copyright Rigetti Computing 2022 43 43

Expansion Focus Our expansion strategies include growing our government business while expanding into commercial opportunities and extending our geographic footprint

Quantum Information Science Spending is on the Rise



CHIPS[1] and Science Act: $280B bill to boost technological competitiveness includes $160M QUEST[2] and $52B foundry support program



Quantum Technologies Challenge: $198M[3] in grants for quantum computing startups
National Quantum Technologies Program: $107M[4] for National Quantum Computing Center



Quantum Commercialization Hub: $70M[5] 10 Year funding in 2021



National Quantum Strategy: $360M[6] in 2021
QC Tech: $120M[7] investment in 2021 for hardware and software



National Quantum Strategy: $2B 5-year investment in quantum R&D



NATO Center for Quantum Tec: $1B VC fund for dual-use quantum startups

1 CHIPS = Creating Helpful Incentives to Produce Semiconductors (CHIPS) for America Fund **2** QUEST = Quantum Education for Education Science and Technology **3** 'UK Quantum Technologies Challenge: The Directory', Page 1, UK Research and Innovation, https://bit.ly/3DruTYn **4** 'UK National Quantum Technologies Programme', UK Research and Innovation, https://uknqt.ukri.org **5** '$111 million investment to back Australia's quantum technology future', The Treasury, Australian Government, https://bit.ly/3xpR0eh **6** 'National Quantum Strategy Consultations: What We Heard Report', Government of Canada, https://bit.ly/3S817wb **7** 'D-Wave Receives $40 Million From Canadian Government to Develop Quantum Computer Hardware and Software Systems', *T-Net*, https://bit.ly/3xrkkki **8** 'Eyeing military gains, France goes big on national quantum technology', *Defense News*, https://bit.ly/3qGgxyl

Copyright Rigetti Computing 2022

45

rigetti

Plan to Expand Our Customer and Partner Base 2. Western Europe 3. Japan & Korea 3. SE Asia 1. 5-Eyes Alliance Presence in USA, Canada, UK and Australia Copyright Rigetti Computing 2022 46

Focused Strategy to Drive Growth Selective QCaaS Scale with Expand Engagements Focus Opportunities Commercial Opportunities Seek opportunities that QCaaS is central ✔ Geographic Finance focus align with our intent to the solution ✔ Applications and capabilities Strong Foundation Gov’t Trusted Track Record Operational Talent Partner of Execution Excellence Copyright Rigetti Computing 2022 47

Question & Answer

Today's Agenda

Presentation Title	Speaker	Approximate Time
Strategic Overview	Chad Rigetti, CEO	8:30am
Go to Market & Strategic Partnerships	Greg Peters, CRO • Despina Milathanaki, Sr. Dir. DOE • Marco Paini, Dir. Tech Partnerships	9:00am
Product Roadmap	Eric Ostby, VP Product	9:30am
Quantum Cloud Services Platform	David Rivas, SVP Quantum Cloud Services	9:45am
Rigetti Quantum Processing Units	Mike Harburn, CTO • Andrew Bestwick, VP Quantum Device Architecture • Alysson Gold, Sr. Mgr., Quantum Engineering	10:15am
Financials	Brian Sereda, CFO	10:45am
Tour of Fab-1	• Andrew Bestwick, VP Quantum Device Architecture • Yuvraj Mohan, Sr. Quantum Engineer • Mark Field, Principal Engineer	After Lunch

Copyright Rigetti Computing 2022
49
rigetti

3. Product Roadmap 50

Multi-Year Roadmap: Integrated Full-Stack Roadmap Our product and technology roadmap is focused on accelerating towards quantum advantage.

Rigetti Roadmap Aims to Reach Quantum Advantage[1]



c.2018-2021
c.2022
c.2023
c.2024
c.2025
c.2026
c.2027+
Applications
Application Proofs of Concepts
Reference Applications & Libraries
Quantum Software Applications
Develop & Demonstrate Advantage-Capable Subroutines
Access & Production
Public Cloud Access
Direct & Hybrid Cloud Integrations
Reservations
On Demand
HPC Integrations
Quantum Cloud Services (QCS™)
Cloud JupyterLab IDE
Hybrid Performance
Dynamic Circuit Execution
Logical Qubit Programming
Simulator (QVM™)
Multi-Region
Hybrid Job Management
Algorithm specific calibration
Pulse Control (Quil-T™)
Multi-Language
Error Mitigation
Error Correction Development and Tools
Quantum Processing Units
3rd Gen. Circuit Architecture
4th Gen. Circuit Architecture
Aspen 40Q
Aspen-M 80Q
Ankaa 84Q
Lyra 336Q
1000Q+
4000Q+
Advanced Calibration SW
High-density flex I/O
KIDE Fridge
Multi-Fridge
Next-Gen Control System
Chip Fabrication (Fab-1)
3D signaling
Square lattice, tunable couplers
Inter-module tunable coupling
Driving Yield Improvement
Multi-chip
Fab-1 Expansion
Quantum Carrier & Advanced Assembly

1 This product roadmap reflects Rigetti's expectations and is subject to the inherent risks and uncertainties in providing such projections. Please refer to "Forward-looking Statements" at the beginning of this presentation for factors that may cause actual results to be materially different than expectations. This product roadmap is prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisfied. As a result, the events set forth above are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

Copyright Rigetti Computing 2022

rigetti

Application Driven Approach to Quantum Advantage (QA)


Broad QA Apps
Narrow QA Apps
Reference Apps
Size
Fidelity
Emerging QA
Error
correction
Advantage-
capable
subroutines
Error
Mitigation
Advanced
Prototype and
Benchmarking
Proof of
Concept
Time

Advantage-Capable Subroutine:
Non-simulatable quantum subroutines that can be applied to valuable problems. These subroutines are required for nQA and bQA

Narrow QA (nQA):
Solve a practical, operationally relevant problem better, faster, or cheaper than current classical solution

Broad QA (bQA):
Solve a practical problem that is provably classically hard, ensuring the quantum application solution will last

Copyright Rigetti Computing 2022
53
rigetti

Optimization Illustrates Rigetti’s Approach DARPA Program: Optimization with Noisy Intermediate Scale Quantum devices (ONISQ) ONISQ Phase 2 ONISQ Phase 1 Prototype Advanced Reference Prototype Application Rigetti QAOA Broad QA Apps internal Proof of Concept Narrow QA Apps Reference App 2019 2020 2021 2022 2023 Emerging QA Quantum Subroutine Advantage-Capable Quantum Advantage Quantum Approximate Optimization Algorithm (QAOA) Subroutine Subroutine Error Error Mitigation Correction Copyright Rigetti Computing 2022 54

Quantum Advantage Strategy Reference Advantage- capable 1 2 subroutines Applications Required for demonstrating Integrate technology Narrow and Broad Quantum into application for Advantage for valuable evaluating progress and use-cases engaging partners Error Mitigation Solution 4 3 4 and Correction Benchmarking Build and integrate tools to Continuously evaluate mitigate noise and quantum vs. classical decoherence, on path to solution performance fault-tolerance Copyright Rigetti Computing 2022 55

Building Reference Applications to Accelerate Progress Customers Full-scale ● Integrate all components necessary to use-case dataset achieve Quantum Advantage Hybrid Computation ● Broaden insights from prototype Quantum developments subroutine Classical Partners subroutines ● Continuously benchmarking progress ● Optimize beyond-classical capable subroutines Error mitigation and ● Inspire partners to build their own correction with Rigetti QCS Benchmarking Solution: use case targeted output Copyright Rigetti Computing 2022 56

Focused on Useful Advantage-Capable Subroutines


Examples:
standard chartered
QML
DARPA
Optimization
SQMS
Simulation
Advantage-Capable Subroutines
Commercially Valuable Problem
X
Sampling[1,2]
Machine Learning[3]
Low commercial value
Classically reproducible
Beyond-Classical

[1] Arute, Frank, et al. "Quantum supremacy using a programmable superconducting processor." *Nature*: doi.org/10.1038/s41586-019-1666-5
[2] Madsen, Lars, et al. "Quantum computational advantage with a programmable photonic processor." *Nature*: doi.org/10.1038/s41586-022-04725-x
[3] Huang, Hsin-Yuan, et al. "Quantum advantage in learning from experiments." *Science*: DOI: 10.1126/science.abn7293

Copyright Rigetti Computing 2022

rigetti

Improving Performance Using Error Mitigation ● Quantum algorithms must mitigate the impact of noise, even in fault-tolerance ● First 3rd party product integration with QCS ● Superconducting qubit platforms strongly beneﬁt from error mitigation due to high ● TrueQ uses “randomized compiling” to data rates and scalability reduce coherent errors ● Rigetti QCS users achieving higher ● Supports logical qubit allocation, swap performance towards Quantum Advantage network insertion, and readout TM with pulse-level control using Quil-T symmetrization TM ● Integrating Keysight TrueQ into ● Benchmarking shows performance improvement QCS (beta) Copyright Rigetti Computing 2022

Cautionary Notes Forward Looking Statements: Certain statements in this video may be considered forward-looking statements, including statements with respect to Rigetti’s partnership with Ampere Computing, including the potential beneﬁts to customers, the ability to bring the hybrid classical quantum approach to market, the ability to bring to market sustainable cloud empowered with quantum computing, the ability of end-users to take advantage of fundamentally new approaches to solving machine learning problems, and statements with respect to the practical approach to bringing technologies to market. Forward-looking statements generally relate to future events and can be identiﬁed by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “outlook,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to diﬀer materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rigetti and its management, are inherently uncertain. Factors that may cause actual results to diﬀer materially from current expectations include, but are not limited to: Rigetti’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the ability of Rigetti to complete ongoing negotiations with government contractors successfully and in a timely manner; the potential of quantum computing; the ability of Rigetti to obtain government contracts and the availability of government funding; the ability of Rigetti to expand its QCaaS business; the success of Rigetti’s partnerships and collaborations; Rigetti’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against Rigetti or others; the ability to meet stock exchange listing standards; the risk that the business combination disrupts current plans and operations of Rigetti; the ability to recognize the anticipated beneﬁts of its recent business combination with Supernova, which may be aﬀected by, among other things, competition, the ability of Rigetti to grow and manage growth proﬁtably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination with Supernova and operating as a public company; changes in applicable laws or regulations; the possibility that Rigetti may be adversely aﬀected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and proﬁtability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; the expected use of proceeds from Rigetti’s past and future ﬁnancings or other capital; the suﬃciency of Rigetti’s cash resources; unfavorable conditions in Rigetti’s industry, the global economy or global supply chain, including ﬁnancial and credit market ﬂuctuations and uncertainty, rising inﬂation, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conﬂict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form S-4, Rigetti’s Form 8-K ﬁled with the Securities and Exchange Commission (the “SEC”) on March 7, 2022, and in Rigetti’s Form 10-Q for the three months ended March 31, 2022, and other documents ﬁled by Rigetti from time to time with the SEC, including Rigetti’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022. These ﬁlings identify and address other important risks and uncertainties that could cause actual events and results to diﬀer materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Rigetti assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. Rigetti does not give any assurance that it will achieve its expectations. The statements and commentary included in this video are strictly the views, opinions and expectations of Ampere Computing and are not the responsibility of Rigetti. 59

4 Scalability Expected to Unlock High Performance Error Correction ● Improve performance by using additional qubits to measure errors, then corrected through software Encode quantum Check logical qubit ● Scaling driven by superconducting qubit data into a single state for potential logical qubit errors architecture, multi-chip, and Fab-1 capabilities ● Developing hardware, software, and tools for quantum error correction ● Running error correction codes on each Correct errors that Perform two-logical new chip generation occurred in logical qubit qubit gates state Copyright Rigetti Computing 2022 60

Track Progress By Continuous Benchmarking Going beyond core system performance metrics to solution speciﬁc KPIs Measuring progress towards Quantum Advantage ● Customers need to know how close they are to Quantum Advantage ● Select and operate their classical solution ● Focus on solution-speciﬁc benchmarks ● Core capability of Reference Applications Engaging Partners ● DARPA Quantum Benchmarking program ● 3rd party organizations ● Platform Copyright Rigetti Computing 2022 61

Rigetti’s Integrated Roadmap Focused on Quantum Advantage ● Building infrastructure and technology to achieve Quantum Advantage ● Oﬀering products and services to help partners and customers in the same pursuit ● Integrated into the fabric of the cloud with QCS™ ● Foundation built on Fab-1 and QPU systems Photo credit: NASA on Unspash Copyright Rigetti Computing 2022 62

Today's Agenda

Presentation Title	Speaker	Approximate Time
Strategic Overview	Chad Rigetti, CEO	8:30am
Go to Market & Strategic Partnerships	Greg Peters, CRO • Despina Milathanaki, Sr. Dir. DOE • Marco Paini, Dir. Tech Partnerships	9:00am
Product Roadmap	Eric Ostby, VP Product	9:30am
Quantum Cloud Services Platform	David Rivas, SVP Quantum Cloud Services	9:45am
Rigetti Quantum Processing Units	Mike Harburn, CTO • Andrew Bestwick, VP Quantum Device Architecture • Alysson Gold, Sr. Mgr., Quantum Engineering	10:15am
Financials	Brian Sereda, CFO	10:45am
Tour of Fab-1	• Andrew Bestwick, VP Quantum Device Architecture • Yuvraj Mohan, Sr. Quantum Engineer • Mark Field, Principal Engineer	After Lunch

Copyright Rigetti Computing 2022
63
rigetti

4. Quantum Cloud Services 64

Rigetti Perspective: The most powerful computers of tomorrow will leverage quantum processors as accelerators, in a hybrid quantum-classical computing architecture. Copyright Rigetti Computing 2022 65

QCS™ in Action: A Hybrid Application POC: Medical Image Recognition using Quantum Convolutional Neural Networks (QCNN) Hybrid Powered by QCS™ Internal Results Application Demonstrate higher accuracy High velocity development Oﬀ-line Machine Learning for medical diagnostic images integrated with real world data image processing 1 • Integrated hybrid development • Real world data • On a well known classical model: ○ 75% fewer parameters than classical • High performance quantum • Hybrid: CNN accelerated by quantum ○ Test recall +1.28% - fewer false negatives • Fast development cycles • Augmented standard solution • Less data for similar results - faster training • Leverages existing customer resources • Enhanced by quantum subroutine • Potential for increased speed to diagnosis 1 Results obtained from an internal analysis. Copyright Rigetti Computing 2022 66

What is Quantum-Classical Hybrid Computing? ● A classical program or Hybrid Quantum-Classical Computing System subroutine accelerated by a quantum subroutine Quantum Classical Computing System Computing System ● Performance is dependent (quantum subroutine) (classical program/subroutine) on the integration between the two systems High Performance Copyright Rigetti Computing 2022 67

QCS™ Delivering Hybrid Quantum Computing The Production Environment Hybrid Quantum Computing with QCS™ ● A distributed cloud hybrid Customer Cloud Hybrid Quantum-Classical computing system Computing System ● Customer resources located where the customer needs High ● High performance integration of Performance QPU with key classical resources ● Powered by QCS™ integrating QPUs and distributed classical resources Copyright Rigetti Computing 2022 68

Quantum Cloud Services (QCS™) Integrating Rigetti QPUs into the fabric of the cloud Public Rigetti Rigetti Cloud Quantum QCS™ Direct QCS™ Anywhere Services A complete, multi-regional, hybrid Supplying quantum processing QCS powering quantum services quantum cloud service directly from QCS™ to cloud native with Rigetti QPUs on Public clouds customers on their existing like Azure Quantum, and AWS production infrastructure. Available Braket on select clouds Berkeley Oxford USA UK Rigetti Quantum Data Centers Copyright Rigetti Computing 2022 69

Rigetti Rigetti Public Clouds QCS™ Anywhere QCS™ Direct The QCS™ Stack Tools to support high performance QPU integration and application development Application Software ● Integrated Developer Environment (IDE) ● Quantum Software Libraries Third Party Libraries IDE ● Client Software Development Kit (SDKs) Developer Tools ● Compiler Platforms & Libraries Utilities ● Simulators ● Command Line Interface Client SDKs ● QPU Systems Dashboard System Processes User & Systems ● Reservations ● Billing & Reporting Service APIs Management ● User Account Management System Services ● Translation Quantum System ● Admissions Control Kernel Management ● Program/Circuit Scheduling Control System QPUs Copyright Rigetti Computing 2022 70 User System Layer Processes

QCS™ One stack for all our customers & partners

Rigetti QCS™ Direct

standard chartered
river lane
SQMS
NASA Ames Research Center
Oak Ridge National Laboratory

Rigetti QCS™ Direct

- Application Software
- Third Party Libraries | IDE
- Platforms & Libraries | Utilities
- Client SDKs

Rigetti QCS™ Anywhere

STRANGEWORKS
AMPERE
ZAPATA

STRANGEWORKS

- Strangeworks Customer Development
- Strangeworks Product
- Select Rigetti Tools
- Client SDKs

Public Clouds

Azure
amazon

AWS Braket

- Bracket customer Development
- Braket Product
- Select Rigetti Tools
- Client SDKs

Shared stack

- Service APIs
- System Services
- Control Kernel

Copyright Rigetti Computing 2022
71
rigetti

QCS™ for Application Developers The Development Platform ● Fully featured and familiar IDE Visual IDE based on Jupyterlab Notebooks ● QCS Direct - Cloud Based Delivered over the cloud, as a service, to the developer ● Tools quantum developers use ® Supports PyQuil , Cirq, and Qiskit ● Supporting platform evolution in a robust software development ecosystem SDKs in Python, C, & Rust Copyright Rigetti Computing 2022 72

QCS™ Delivering High Performance Performance Matters Hybrid Quantum Computing with QCS™ Customer Cloud ● Hybrid by design Hybrid Quantum-Classical Computing System ● Deep integration with each component of the system ● High performance integration High Performance between classical and quantum resources utilized in a hybrid computation Copyright Rigetti Computing 2022 73

QCS™ Achieved 4.5x increase on CLOPs[1] since February



Aspen-M (80 qubits)[2]
Aspen-11 (40 qubits)
CLOPS demonstrated (100 shots)
5000
4000
3000
2000
1000
0
February '22
August '22
892
844
4082
4024

Based on publicly reported data, we believe Rigetti has the highest CLOPS[1] of any publicly available quantum computing system.

CLOPS[1], or circuit layer operations per second, characterizes quantum processing speeds inclusive of gate speeds, reprogrammability, and co-processing capabilities, among other factors.

1 CLOPS is calculated as M × K × S × D / time taken where: M = number of templates = 100; K = number of parameter updates = 10; S = number of shots = 100; and D = number of QV layers = log2 QV. To Rigetti's knowledge, CLOPS as a speed test has not been investigated or verified by any indepevndent third party. In addition, while Rigetti applied the above formula in testing the speed of Aspen-M-2 and Aspen-11, there is no guarantee that Rigetti applied the test in the same way as IBM and, as a result, any variability in the application of the test as between Rigetti, IBM or others in the industry that may apply CLOPS in the future could render CLOPS scores incomparable and actual relative performance may materially differ from reported results. Other than IBM, others in the industry have not announced CLOPS as a speed test. As a result, the speed of other competitors as measured by CLOPS is not currently known. In addition, the solution accuracy provided by quantum computers is another key factor, and a quantum computer that may be slower may be preferable to users if it provides a more accurate answer for certain applications. Moreover, the relative leads reflected by speed tests such as CLOPS can change as new generations of quantum computers are introduced by industry participants and, consequently, any advantages cannot be considered permanent and can be expected to change from time to time. Current CLOPS tests may not be indicative of the results of future tests. 2 The February 2022, 80-qubit demonstration was conducted on Aspen-M-1, and the August 2022, 80-qubit demonstration was conducted on Aspen-M-2. The February 2022 and August 2022 40-qubit demonstrations were both conducted on Aspen-11.

Copyright Rigetti Computing 2022

rigetti

Rigetti Roadmap Aims to Reach Quantum Advantage[1]

c.2018-2021 | c.2022 | c.2023 | c.2024 | c.2025 | c.2026 | c.2027+

Applications

- Application Proofs of Concepts
- Reference Applications & Libraries
- Quantum Software Applications
- Develop & Demonstrate Advantage-Capable Subroutines

Access & Production

- Public Cloud Access
- Direct & Hybrid Cloud Integrations
- Reservations
- On Demand
- HPC Integrations

Quantum Cloud Services (QCS™)

- Cloud JupyterLab IDE
- Hybrid Performance
- Dynamic Circuit Execution
- Logical Qubit Programming
- Simulator (QVM™)
- Multi-Region
- Hybrid Job Management
- Algorithm specific calibration
- Pulse Control (Quil-T™)
- Multi-Language
- Error Mitigation
- Error Correction Development and Tools

Quantum Processing Units

3rd Gen. Circuit Architecture

- Aspen 40Q
- Aspen-M 80Q

4th Gen. Circuit Architecture

- Ankaa 84Q
- Lyra 336Q
- 1000Q+
- 4000Q+
- Advanced Calibration SW
- High-density flex I/O
- KIDE Fridge
- Multi-Fridge
- Next-Gen Control System

Chip Fabrication (Fab-1)

- 3D signaling
- Square lattice, tunable couplers
- Inter-module tunable coupling
- Driving Yield Improvement
- Multi-chip
- Fab-1 Expansion
- Quantum Carrier & Advanced Assembly

1 This product roadmap reflects Rigetti's expectations and is subject to the inherent risks and uncertainties in providing such projections. Please refer to "Forward-looking Statements" at the beginning of this presentation for factors that may cause actual results to be materially different than expectations. This product roadmap is prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisfied. As a result, the events set forth above are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

Copyright Rigetti Computing 2022

rigetti

1 Partnerships Help Accelerate our Path Applications Access & Rigetti Production QCS™ Direct Quantum Cloud TM Services (QCS ) Quantum Processing Units Fabrication (Fab-1) 1 Prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisﬁed. As a result, these Copyright Rigetti Computing 2022 76 projections are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

Cautionary Notes Forward Looking Statements: Certain statements in this video may be considered forward-looking statements, including statements with respect to the collaboration of Rigetti and Keysight, including expectations with respect to beneﬁts to the user base, achievement of better and higher performance quantum computing outcomes, delivery of advanced error mitigation to help engineers on the path towards quantum advantage, and Keysight and Rigetti working together at the forefront of the race towards quantum advantage. Forward-looking statements generally relate to future events and can be identiﬁed by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “outlook,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to diﬀer materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rigetti and its management, are inherently uncertain. Factors that may cause actual results to diﬀer materially from current expectations include, but are not limited to: Rigetti’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the ability of Rigetti to complete ongoing negotiations with government contractors successfully and in a timely manner; the potential of quantum computing; the ability of Rigetti to obtain government contracts and the availability of government funding; the ability of Rigetti to expand its QCaaS business; the success of Rigetti’s partnerships and collaborations; Rigetti’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against Rigetti or others; the ability to meet stock exchange listing standards; the risk that the business combination disrupts current plans and operations of Rigetti; the ability to recognize the anticipated beneﬁts of its recent business combination with Supernova, which may be aﬀected by, among other things, competition, the ability of Rigetti to grow and manage growth proﬁtably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination with Supernova and operating as a public company; changes in applicable laws or regulations; the possibility that Rigetti may be adversely aﬀected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and proﬁtability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; the expected use of proceeds from Rigetti’s past and future ﬁnancings or other capital; the suﬃciency of Rigetti’s cash resources; unfavorable conditions in Rigetti’s industry, the global economy or global supply chain, including ﬁnancial and credit market ﬂuctuations and uncertainty, rising inﬂation, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conﬂict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form S-4, Rigetti’s Form 8-K ﬁled with the Securities and Exchange Commission (the “SEC”) on March 7, 2022, and in Rigetti’s Form 10-Q for the three months ended March 31, 2022, and other documents ﬁled by Rigetti from time to time with the SEC, including Rigetti’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022. These ﬁlings identify and address other important risks and uncertainties that could cause actual events and results to diﬀer materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Rigetti assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. Rigetti does not give any assurance that it will achieve its expectations. The statements and commentary included in this video are strictly the views, opinions and expectations of Keysight Technologies and are not the responsibility of Rigetti. 77

Question & Answer

Today's Agenda

Presentation Title	Speaker	Approximate Time
Strategic Overview	Chad Rigetti, CEO	8:30am
Go to Market & Strategic Partnerships	Greg Peters, CRO • Despina Milathanaki, Sr. Dir. DOE • Marco Paini, Dir. Tech Partnerships	9:00am
Product Roadmap	Eric Ostby, VP Product	9:30am
Quantum Cloud Services Platform	David Rivas, SVP Quantum Cloud Services	9:45am
Rigetti Quantum Processing Units	Mike Harburn, CTO • Andrew Bestwick, VP Quantum Device Architecture • Alysson Gold, Sr. Mgr., Quantum Engineering	10:15am
Financials	Brian Sereda, CFO	10:45am
Tour of Fab-1	• Andrew Bestwick, VP Quantum Device Architecture • Yuvraj Mohan, Sr. Quantum Engineer • Mark Field, Principal Engineer	After Lunch

Copyright Rigetti Computing 2022
79
rigetti

5. Rigetti Quantum Processing Units

Quantum Processor Trailblazers: Rigetti’s strategic investments at the chip level underpin our pioneering roadmap in QPU performance at scale.

Rigetti Roadmap Aims to Reach Quantum Advantage[1]



c.2018-2021
c.2022
c.2023
c.2024
c.2025
c.2026
c.2027+
Applications
Application Proofs of Concepts
Reference Applications & Libraries
Quantum Software Applications
Develop & Demonstrate Advantage-Capable Subroutines
Access & Production
Public Cloud Access
Direct & Hybrid Cloud Integrations
Reservations
On Demand
HPC Integrations
Quantum Cloud Services (QCS™)
Cloud JupyterLab IDE
Hybrid Performance
Dynamic Circuit Execution
Logical Qubit Programming
Simulator (QVM™)
Multi-Region
Hybrid Job Management
Algorithm specific calibration
Pulse Control (Quil-T™)
Multi-Language
Error Mitigation
Error Correction Development and Tools
Quantum Processing Units
3rd Gen. Circuit Architecture
4th Gen. Circuit Architecture
Aspen 40Q
Aspen-M 80Q
Ankaa 84Q
Lyra 336Q
1000Q+
4000Q+
Advanced Calibration SW
High-density flex I/O
KIDE Fridge
Multi-Fridge
Next-Gen Control System
Chip Fabrication (Fab-1)
3D signaling
Square lattice, tunable couplers
Inter-module tunable coupling
Driving Yield Improvement
Multi-chip
Fab-1 Expansion
Quantum Carrier & Advanced Assembly

[1] This product roadmap reflects Rigetti's expectations and is subject to the inherent risks and uncertainties in providing such projections. Please refer to "Forward-looking Statements" at the beginning of this presentation for factors that may cause actual results to be materially different than expectations. This product roadmap is prepared on the basis of certain technical, market, competitive and other assumptions which may not be satisfied. As a result, the events set forth above are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.

Copyright Rigetti Computing 2022

rigetti

The Chip is the Heart of the Quantum Computer Copyright Rigetti Computing 2022 83

Fab-1 Fremont, CA 84 Expansion in progress

Quantum Data Center and Test Facility Berkeley & Fremont, CA Copyright Rigetti Computing 2022 85

Fab Test Rigetti Perspective: FAB1 Accelerates R&D and Provides Competitive Advantage QPU Device Addresses Supply Accelerates IP Platform for Innovation Cycles Chain Risk Generation Capital Eﬃciency R&D Partnerships Helps mitigate unfavorable Rapid design, build, test Essential for scaling large 32 patents pending or FAB1 is an asset, facilitating ﬂywheel expected to drive macro- economic systems to Advantage issued, covering external partnerships through rapid innovation & advantages conditions. and beyond processor chip design, our foundry services and product over time oﬀerings fabrication and assembly, including multi-chip processors 1 Cycle Time 0 5 10 15 20 25 30 35 40 45 5–15 We believe FAB1 serves as a barrier to entry, putting Rigetti in an 17–30+ Typical MEMS enviable position on the experience and capability curve. 22–40+ Typical Semiconductor Processing Lead Time (weeks) [1] Cycle time chart based on internal estimates. Copyright Rigetti Computing 2022 86 Design

Driving QPU Development: Performance at Scale 99.5% 99% Multi-chip scaling Aspen-8 5/2020 Aspen-7 98% Aspen-11 12/2019 12/2021 4th generation Aspen-4 3/2019 architecture Aspen-3 95% Aspen-M1 2/2019 2/2022 Aspen-9 Agave Aspen-M2 2/2021 6/2017 8/2022 90% Aspen-1 Early R&D work 11/2018 Acorn 2016-2017 12/2017 80% 2 5 20 50 200 500 1 10 100 1000 Number of qubits Copyright Rigetti Computing 2022 87 Median 2Q ﬁdelity

4th Gen Architecture: Designed for Quantum Advantage

Demonstrated 2Q gate fidelities as high as 99.5% on intermediate-scale prototypes[1]

Third Generation

Fixed couplers



We expect...

Faster gates
Denser lattice
Higher fidelities
Better connectivity
Optimization for error correction

Fourth Generation

Tunable couplers



1 GlobalNewswire. February 17, 2022. *Rigetti Computing Reports Fidelities as High as 99.5% on Next-Generation Chip Architecture*

Copyright Rigetti Computing 2022

88

rigetti

Progress to Ankaa 84Q Prototype 84Q chips being manufactured in Fab-1 Characterization and design optimization underway On track for early 2023 deployment to customers Ankaa 84Q unpackaged chip Copyright Rigetti Computing 2022 89

Proprietary scaling technology unlocked by 6+ years of fab-driven innovation

Vertical Signaling

+



2D
Signals routed laterally

vs



3D
Signals routed vertically

3D signal delivery enables high density, modular processor I/O and removes the need to redesign each new generation to accommodate signal line routing

Quantum Chiplet Technology

+



Modular assembly onto a carrier device enables:

- High fabrication yield, improved processor performance
- Potential for heterogeneous integration (specialized chips for processing, memory and networking)

Inter-Module Connectivity

=


entanglement
qubit
qubit
Chiplet 1
Chiplet 2
Carrier

(Cross section)

Low-latency connections provide high fidelity quantum entanglement between modules

Rigetti's Scalable Architecture



Large-scale processors built from identical tiles provide a directly scalable architecture

Copyright Rigetti Computing 2022

90

rigetti

Leveraging Multi-Chip for Predictable Scaling Proprietary technology unlocked by 6+ years of fab-driven innovation 2027 or later Rigetti has pioneered Qubits modular scaling and Late 2025 owns a deep IP 4,000Q portfolio underpinning Late our roadmap. 1,000Q 2023 4,000Q+ 1,000Q+ 300Q Q1 Early 2022 2023 336Q Lyra Q4 80Q 2021 84Q 80Q Ankaa 40Q Aspen-M 40Q Third Generation Fourth Generation Copyright Rigetti Computing 2022

Fridges for Lyra 336Q, 1,000Q+ and 4,000Q+ QPUs Rigetti is excited to announce that it has entered into a strategic partnership with Bluefors, a leader in cryogenic refrigeration, to develop the KIDE fridge. Copyright Rigetti Computing 2022 Copyright Rigetti Computing 2022

Question & Answer

Today's Agenda

Presentation Title	Speaker	Approximate Time
Strategic Overview	Chad Rigetti, CEO	8:30am
Go to Market & Strategic Partnerships	Greg Peters, CRO • Despina Milathanaki, Sr. Dir. DOE • Marco Paini, Dir. Tech Partnerships	9:00am
Product Roadmap	Eric Ostby, VP Product	9:30am
Quantum Cloud Services Platform	David Rivas, SVP Quantum Cloud Services	9:45am
Rigetti Quantum Processing Units	Mike Harburn, CTO • Andrew Bestwick, VP Quantum Device Architecture • Alysson Gold, Sr. Mgr., Quantum Engineering	10:15am
Financials	Brian Sereda, CFO	10:45am
Tour of Fab-1	• Andrew Bestwick, VP Quantum Device Architecture • Yuvraj Mohan, Sr. Quantum Engineer • Mark Field, Principal Engineer	After Lunch

Copyright Rigetti Computing 2022

94

rigetti

6. Financials

Financial strategy: Financial Strategy Enabling value creation through progress against our roadmap. 96

Rigetti is focused on driving what we believe are high-value use cases through a diﬀerentiated full-stack, hybrid approach to advance towards Quantum Advantage. We believe our long-term QCaaS business model will deliver anticipated high-margin, recurring revenue growth and operating proﬁt. We expect Rigetti to be well-positioned to capture a signiﬁcant share of the quantum market. Copyright Rigetti Computing 2022 97

Early Strategic Investments Fuel Roadmap Progress ● Recruit and build world-class global quantum engineering teams ● Advance our QCS platform, enabling customers to become sophisticated quantum users and advance application development ● Grow revenue through high-value partnerships & use cases ● Expand gross proﬁt and operating margin proﬁle as we work toward QA Copyright Rigetti Computing 2022 98

1 1H22 Financial Snapshot - Year 1 Access to capital markets has allowed us to make necessary investments to accelerate development in core engineering talent, Fab-1 and facilities $4.2 million $3.0 million ~70.0% 1H22 Revenue 1H22 total gross proﬁt 1H22 Gross Margin $52.4 million $32.0 million $(29.0) million 1H22 GAAP Operating 1H22 Non-GAAP Operating 2 1H22 Adjusted EBITDA 2 Expenses Expenses $184.0 million Committed Equity Facility $(0.24) EPS 1H22 1 Cash & Cash Equivalents up to $75 million 1 As of June 30, 2022 2 Please see appendix for a reconciliation of GAAP to non-GAAP ﬁnancial measures. Copyright Rigetti Computing 2022 99

Year One Expense Proﬁle - Total OPEX - H122 We expect that our current expense proﬁle will transition to an operating proﬁle as we work toward QA and beyond. Talent R&D S&M G&A 5.6% GAAP Largest component of our 46.5% GAAP 47.9% GAAP cost structure at ~ 60% of our cash Opex YTD ● Full stack approach ● First year public co ● Investment in global sales ● H/W + S/W transition expenses and marketing team engineering ● D&O + added legal and ● Increasing focus on ● Investment in added compliance expense expanding use cases and engineering h/c ● H1 One time transaction commercial partnerships ● Fab operating costs costs ~$2M ● Higher stock compensation costs Copyright Rigetti Computing 2022 100

FY22 Outlook Long term business model - QCaaS 2022 Progress being made against potential ~$4M revenue deferral due to Revenue: ongoing contract discussions with existing customer - major US gov $12-$13 million agency 1 Ongoing supply constraints, higher headcount costs and public Adjusted EBITDA : ($50)- ($53) million transition costs expected to persist in FY22 CapEx: Critical investments post public in Fab1, dilution fridges and facilities $33 - 35M expansion 1 Please see appendix for a reconciliation of GAAP to non-GAAP ﬁnancial measures. Copyright Rigetti Computing 2022 101

Committed Equity Facility (CEF) Provides Several Strategic Beneﬁts ● Announced in August - Up to $75M equity facility ● We believe this is a prudent response to macro uncertainty and vote of conﬁdence from capital markets ● Allows us to remain focused on key priorities and roadmap ● Structure allows discretionary access to capital markets Copyright Rigetti Computing 2022 102

Strategically Focused on High-Impact Revenue Building relationships with leading government agencies Shaping the quantum ecosystem, expected to lead to increasing QCaaS revenues Today’s Revenue Leveraging engagements to Is High-Impact accelerate R&D progress Supporting capital allocation strategy Copyright Rigetti Computing 2022 103

Pioneers and Innovators in Quantum Investment Highlights ● Proprietary fab and full-stack pure play ● Leading-edge technology ● Extensive patent portfolio ● Strong leadership ● Top-tier commercial and technology partners ● Industry transformative potential Copyright Rigetti Computing 2022 104

Question & Answer

Poised to Solve Humanity’s Most Important Problems Quantum Advantage QCaaS Model Targeting performance at scale QCS and hybrid designed for Quantum Advantage QA programs developed through years of government and commercial R&D Selectively partnering, expanding commercial focus, and leveraging cloud model On track to deliver, detailed product roadmap, and deepening and expanding partnerships

Appendix

Rigetti Computing, Inc. Reconciliation of Net Loss to Adjusted EBITDA (in thousands) (Millions) 6 Months Ended 6 Months Ended June 30, June 30, 2022 2021 Net loss $ (20,444) $ (17,861) Excluding: $ 2,978 $ 2,362 Depreciation Stock compensation 22,522 1,118 2,244 481 Interest expense (net) (14,509) - Change in fair value of derivative warrant liabilities Change in fair value of forward contract agreement liability (5,077) - (17,658) - Change in fair value of earn out liability Merger-related transaction costs* 927 - Adjusted EBITDA $ (29,017) $ (13,900) * Merger-related transaction costs are comprised of the allocation of certain legal, accounting and other costs related to the assets and liabilities acquired in the business combination with Supernova. 108 Copyright Rigetti Computing 2022

Rigetti Computing, Inc. Reconciliation of Operating Expenses to Non-GAAP Operating Expenses (in thousands) (Millions) 6 Months Ended 6 Months Ended June 30, June 30, 2022 2021 Operating Expenses $ 52,391 $ 20,620 Excluding: $ (2,978) $ (2,362) Depreciation (22,522) (1,118) Stock compensation Change in fair value of forward contract agreement 5,077 - liability Non-GAAP Operating Expenses $ 31,968 $ 17,140 * Non-GAAP operating expenses include an aggregate of $2.0 million in one-time bonuses to certain employees for the successful completion of the business combination. Copyright Rigetti Computing 2022 109

• Slide introduces the speaker • Add QA Slide for end of each speaker Investor & Analyst Day September 16, 2022